Income Taxes	3 Months Ended
Mar. 31, 2025
Income Taxes [Abstract]
Income taxes
(21)	Income taxes

In assessing the reliability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income, and tax planning strategies in making this assessment. Based upon these considerations as of March 31, 2025 and December 31, 2024, the Company had a full valuation allowance for the net deferred tax assets on one of its Asian subsidiaries and certain of its European subsidiaries. Also, as of March 31, 2025 and December 31, 2024, the Company had a partial valuation allowance offsetting certain deferred tax assets of another one of its Asian subsidiaries. Management believes that it is more likely than not that the Company will realize the benefits of the remaining deductible differences, net of valuation allowances, at March 31, 2025 and December 31, 2024.

The Company did not have any material uncertain tax positions, which should be recognized in the condensed consolidated financial statements as of March 31, 2025. In addition, the Company did not have any unrecognized tax benefits, which, if recognized, would affect the effective tax rate for the nine months then ended.